UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 31, 2009
(Date of earliest event reported)

CAVALIER HOMES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9792 (Commission File Number)	63-0949734 (IRS Employer Identification No.)

32 Wilson Boulevard 100 Addison, Alabama (Address of Principal Executive Offices)	35540 (Zip Code)

(256) 747-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Cavalier Homes, Inc. (“Company”) issued a press release dated August 31, 2009, announcing that the Federal Trade Commission has completed its investigation regarding the proposed merger of the Company with Southern Energy Homes, Inc., and the closing of the merger is scheduled to take place on September 1, 2009.

The Company also announced that it will close its plant in Millen, Georgia due to continuing market challenges that have resulted in lower volume in the Company's core HUD-Code home manufacturing business. Approximately 100 employees will be affected. Cavalier has not yet determined the extent of possible impairments associated with this closure.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Cavalier Homes, Inc.’s press release dated August 31, 2009.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAVALIER HOMES, INC. (Registrant)
Date: August 31, 2009	By:	/s/ Michael R. Murphy
Michael R. Murphy Chief Financial Officer

3